UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 14, 2021
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001787001

CF 2019-CF2 Mortgage Trust

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001515166

CCRE Commercial Mortgage Securities, L.P.

(exact name of the depositor as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number: 0001558761)

KeyBank National Association

(Central Index Key Number: 0001089877)

Starwood Mortgage Capital LLC

(Central Index Key Number: 0001548405)

German American Capital Corporation

(Central Index Key Number: 0001541294)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation of the issuing entity)	333-228697-02 (Commission File Number of the issuing entity)	84-3710690 84-3737761 84-3752384 (I.R.S. Employer Identification No.)

c/o Citibank, N.A.

388 Greenwich Street, 14th Floor

New York, New York

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 938-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01  Other Events.

The Uline Arena Mortgage Loan and the Liberty MA Portfolio Mortgage Loan, each of which constituted approximately 5.2% and 1.9% of the asset pool of the issuing entity as of its cut-off date, respectively, are each an asset of the issuing entity and are part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of August 1, 2019, relating to the CD 2019-CD8 Mortgage Trust filed as Exhibit 4.2 to the registrant’s Current Report on Form 8-K filed on October 17, 2019 (the “CD 2019-CD8 PSA”).  Pursuant to Section 3.22(b) of the CD 2019-CD8 PSA, Midland Loan Services, a Division of PNC Bank, National Association, was removed as special servicer and LNR Partners, LLC, a Florida limited liability company, was appointed as the successor special servicer under the CD 2019-CD8 PSA.

This Current Report on Form 8-K is being filed to record that, effective as of July 14, 2021, the Uline Arena Mortgage Loan and the Liberty MA Portfolio Mortgage Loan will be specially serviced, if necessary, pursuant to the CD 2019-CD8 PSA, by LNR Partners, LLC.  The principal executive offices of LNR Partners, LLC are located at 1601 Washington Avenue, Suite 700, Miami Beach, Florida 33139 and its telephone number is (305) 695-5600.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCRE Commercial Mortgage Securities, L.P.
(Depositor)

/s/ Gary Stellato

Name: Gary Stellato

Title:  Secretary

Date: July 14, 2021

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